                                                                 Exhibit 99.3

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

                         SECURED CONVERTIBLE TERM NOTE
                         -----------------------------

October 11, 1996                                               $_________


          FOR VALUE RECEIVED, OXIS INTERNATIONAL, INC., a Delaware corporation (hereinafter called the "Borrower") hereby promises to pay to the order of ______________________________ or registered assigns (the "Holder") the sum of
____________________________ ($_________) on June 8, 1997 (the "Scheduled
Maturity Date"), unless extended in accordance with the provisions of Article 5 hereof, and to pay interest on the unpaid principal balance hereof at the rate of ten percent (10%) per annum from the date hereof (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or otherwise. Any amount of principal of or interest on this Note which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date thereof until the same is paid. Interest shall commence accruing on the Issue Date and, to the extent not converted in accordance with the provisions of Article II below, shall be payable in arrears on the earlier of (A) each March 31 and September 30 during the term of this Note, as extended, if applicable, and (B) the date the principal amount in respect of which it has accrued is paid, whether at maturity or upon acceleration or by prepayment or otherwise. All payments of principal (to the extent not converted in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments of interest (whether pursuant to a conversion in accordance with the terms hereof, or otherwise) shall, at the option of the Borrower, be made in lawful money of the United States of America or in shares of Common Stock (as defined below) at the Conversion Price (as defined below) in effect at such time as provided pursuant to the terms of Section 2.2. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

                 The following terms shall apply to this Note:

                                   ARTICLE I

                                   PREPAYMENT

     1.1  Prepayment at Borrower's Option.  This Note is being issued by the
          -------------------------------
Borrower along with similar secured convertible term notes (the "Other Notes") delivered to other holders (together with the Holder referred to herein, the "Holders") pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Borrower and the Holders (the "Purchase Agreement"). Upon the occurrence of an Event of Default (as defined herein), this Note shall be prepaid by the Borrower in accordance with the provisions of
Article III hereof. So long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right, exercisable on not less than twenty (20) days prior written notice to the Holder, to prepay this Note, in whole or in any part of not less than $250,000 principal amount (or such lesser principal amount as shall remain unpaid at the time of exercise of such right), in accordance with this Section 1.1; provided, however, that all prepayments
                                     --------  -------
shall be made ratably among the Holders in proportion to the ratio that the aggregate principal amount of Notes held by each Holder bears to the aggregate principal amount of all Notes then outstanding. Any notice of prepayment (a "Prepayment Notice") shall be delivered to the Holder at its registered address appearing on the records of the Borrower and shall state (1) that the Borrower is exercising its right to prepay all or a portion of the principal amount of this Note, (2) the principal amount to be prepaid and (3) the date of prepayment. On the date fixed for prepayment (the "Prepayment Date"), the Borrower shall make payment of the Prepayment Amount (as hereinafter defined) to or upon the order of the Holder or as otherwise specified by the Holder in writing to the Borrower at least one business day prior to the Prepayment Date. If the Borrower exercises its right to prepay all or a portion of this Note, the Borrower shall make payment to the Holder or upon the order of the Holder of (A) an amount in cash equal to the principal amount of this Note to be prepaid (the "Prepayment Amount"), plus (B) at the option of the Borrower (1) an amount in cash equal to the sum of all accrued and unpaid interest on the principal amount being prepaid to the Prepayment Date, or (2) such number of shares of Common Stock as equals the quotient obtained by dividing (i) accrued and unpaid interest on the principal amount being prepaid to the Prepayment Date, divided by (ii) the Conversion Price in effect on the Prepayment Date (such quotient referred to herein as the "Prepayment Share Amount"). Upon the prepayment of less than the entire unpaid principal amount of this Note, a new Note containing the same date and provisions as this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been prepaid. Notwithstanding anything to the contrary contained in this Section 1.1, the Holder shall at all times maintain the right to convert all or any part of the outstanding and unpaid principal amount of this Note in accordance with Article II below and any amounts so converted after receipt of a Prepayment Notice and prior to the Prepayment date of the amounts set forth in such notice (which period shall be at least 19 days) shall be deducted from the principal amount which is otherwise subject to prepayment pursuant to such notice.

    1.2  Prepayment at Holder's Option.  Upon the conclusion of any underwritten
         -----------------------------
public offering of the Borrower's securities, the Holder shall have the right, exercisable on not less than one (1) business day prior written notice to the Borrower, to require the Borrower to prepay this Note, in whole or in any part not less than $25,000 principal amount (or such lesser principal amount as shall remain unpaid at the time of exercise of such right), in accordance with this
Section 1.2. Any notice requiring Borrower to prepay (a "Required Prepayment Notice") shall be delivered to the Borrower by telecopier and shall state (1) that the Holder is requiring the Borrower to prepay all or a portion of the principal amount of this Note, (2) the principal amount to be prepaid and (3) the Prepayment Date. On the Prepayment Date, the Borrower shall make payment of the Prepayment Amount to or upon the order of the Holder, or as otherwise specified by the Holder in writing to the Borrower at least one (1) business day prior to the Prepayment Date. The Borrower shall make payment to the Holder or upon the order of the Holder of (A) an amount in cash equal to the Prepayment Amount, plus (B) at the option of the Borrower (1) an amount in cash equal to the sum of all accrued and unpaid interest on the principal amount being prepaid to the Prepayment Date, or (2) such number of shares of Common Stock as equals the Prepayment Share Amount. Upon the required prepayment of less than the entire unpaid principal amount of this Note, a new Note containing the same date and provisions as this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been prepaid. Notwithstanding the foregoing, on or before December 31, 1996, the Holder may not require the Borrower to prepay this Note or a portion hereof, if, after such prepayment, the Holder would not be the holder of Notes with an aggregate principal amount greater than or equal to 50% multiplied by the aggregate principal amount of the Notes issued to the Holder on the Issue Date.


                                   ARTICLE II

                         CONVERSION AND PURCHASE RIGHTS

    2.1  Conversion Right.
         ----------------

         (a) The Holder shall have the right (the "Conversion Right") at any time on or prior to the day this Note is paid in full (whether or not the Borrower has sent a Mandatory Conversion Notice to the Holder pursuant to
Section 2.7 hereof), to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note of at least $25,000, or such lesser amount as shall remain unpaid at the time of the conversion, into fully paid and non-assessable shares of common stock, par value $.50 per share, of the Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price determined as provided herein (the "Conversion Price"); provided, however, that in no event
                                             --------  -------
shall the Holder be entitled to convert any portion of this Note in excess of that amount upon conversion of which the sum of (x) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes, the unconverted number of shares of the Borrower's Series D Convertible Preferred Stock and the unexercised portion of the Warrants) and (y) the number of shares of Common Stock issuable upon the conversion of this Note with respect to which the determination of this proviso is being made would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (x) of such proviso.

    Upon the surrender of this Note, accompanied by a Notice of Conversion of Secured Convertible Note in the form attached hereto as Exhibit 1, properly completed and duly executed by the Holder (a "Conversion Notice"), the Borrower shall issue and, within two (2) business days after such surrender of this Note with the Conversion Notice, deliver to or upon the order of the Holder (i) that number of shares of Common Stock for the portion of the Note converted as shall be determined in accordance herewith and (ii) a new Note in the form hereof for the balance of the principal amount hereof, if any. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing (i) the sum of (A) that portion of the principal amount of the Note to be converted plus (B) accrued and unpaid Conversion Date Interest (as defined below) (such sum referred to as the "Conversion Amount"), by (ii) the Conversion Price in effect on the date the Conversion Notice is delivered to the Borrower by the Holder. Conversion Date Interest means the product of (i) the principal amount of the Note to be converted, multiplied by (ii) a fraction (A) the numerator of which is the number of days elapsed since the date of issuance of this Note (or the last day on which interest was paid hereunder) and (B) the denominator of which is 365, multiplied by (iii) 0.10 (or, for the period of time after the occurrence of an Event of Default, 0.15). Notwithstanding the foregoing, the Borrower shall have the option of paying the Conversion Date Interest in cash, in which case the above formula set forth in the second sentence of this paragraph shall be modified to eliminate clause (B).

         (b) The Holder shall have the right to require the Borrower to provide advance notice to such Holder stating whether the Borrower will elect to pay all or any portion of the Conversion Date Interest in cash pursuant to the Borrower's rights discussed in subparagraph (a) above. The Holder may exercise such right from time to time by sending notice (an "Election Notice") to the Borrower, by facsimile, requesting that the Borrower disclose to such Holder whether the Borrower would elect to pay any portion of the Conversion Date Interest in cash in lieu of issuing Common Stock if such Holder were to exercise its right of conversion pursuant hereto. The Borrower shall, no later than the fifth (5th) business day following receipt of an Election Notice, disclose to such Holder whether the Borrower would elect to pay any portion of the Conversion Date Interest in cash in connection with a conversion pursuant to a Conversion Notice delivered over the subsequent ten(10) business day period. If the Borrower does not respond to such Holder within such five (5) business day period via facsimile, the Borrower shall, with respect to any conversion pursuant to a Conversion Notice delivered within the subsequent ten (10) business day period, forfeit its right to pay such Conversion Date Interest in cash in accordance with subparagraph (a) above and shall be required to convert the Conversion Date Interest into shares of Common Stock.

    2.2  Conversion Price.
         ----------------

         (a) The Conversion Price shall be the lesser of (i) eighty percent (80%) of the average of the closing bid prices for the Common Stock on the NASDAQ National Market or on the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five
(5)
consecutive Trading Days (as defined herein) ending one (1) Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile (the "Conversion Date"), and (ii) the Fixed Conversion Price. Notwithstanding anything in this Section 2.2(a) or 2.2(b) to the contrary, prior to the date that is 180 days after the Issue Date, the Conversion Price shall equal the Fixed Conversion Price. The Conversion Price shall be subject to equitable adjustments for stock splits, stock dividends, combinations, recapitalization, reclassifications and similar events. The Fixed Conversion Price shall initially be $1.4125 and shall be subject to adjustment as provided in Section 2.2(b) hereof and reset as provided in Section 2.2(d) hereof. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the NASDAQ National Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

         (b) Subject to the exceptions set forth in Paragraph 4(b)(vi) of the Warrants, in the event that the Borrower shall, at any time or from time to time after the date of issuance of this Note and prior to the full repayment or conversion of this Note, issue or sell shares of Common Stock or any securities exercisable for, convertible into or exchangeable for Common Stock ("Convertible Securities") for an amount less than the Fixed Conversion Price (the "New Price") then in effect, then the Fixed Conversion Price shall on and after the date of issuance of such Common Stock or securities be reduced to an amount which equals the New Price. The Conversion Price and the Fixed Conversion Price shall also be subject to equitable adjustments for stock splits, stock dividends, combinations, reclassifications and similar events.

         (c) Borrower shall promptly notify each Holder of any adjustment (and event that requires adjustment) to the Conversion Price or the Fixed Conversion Price pursuant to this Section 2.2.

         (d) So long as any principal amount of this Note is outstanding, on the date that is 180 days after the Issue Date (the "Initial Reset Date") and each 30 day anniversary of the Initial Reset Date through and including the date that is 360 days after the Issue Date (collectively, with the Initial Reset Date, the "Reset Dates"), the Fixed Conversion Price then in effect shall be reduced, but not increased, to equal the average of the closing bid prices for the Common Stock on the NASDAQ National Market or on the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five (5) consecutive Trading Days ending one (1) Trading Day prior to the Reset Date.

    2.3  Authorized Shares. The Borrower covenants that during the period the
         -----------------
Conversion Right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower (i) acknowledges that it will irrevocably instruct its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents, who are charged with the duty of executing stock certificates, to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

    2.4  Method of Conversion. Except as otherwise provided in this Note or
         --------------------
agreed to by the Holder, this Note may be converted by the Holder in whole at any time or in part (provided such partial conversion is at least $25,000) from time to time by (i) submitting to the Borrower a Conversion Notice (by facsimile dispatched on the Conversion Date and confirmed by U.S. mail or overnight mail service sent within two Trading Days thereafter) and (ii) surrendering this Note with the mailed confirmation of the Conversion Notice at the principal office of the Borrower. Upon partial exercise of the conversion rights provided hereby, a new Note containing the same date and provisions as this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been converted. By its acceptance of this Note, the Holder and each subsequent holder hereof agrees to be bound by the terms of the Purchase Agreement. This Note has been issued by the Borrower pursuant to the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended (the "Act").

    2.5  Restrictions on Shares. The shares of Common Stock issuable upon
         ----------------------
conversion of this Note may not be sold or transferred unless (i) they first shall have been registered under the Act and applicable state securities laws,
(ii) the Borrower shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or
(iii) they are sold pursuant to Rule 144 under the Act. Except as otherwise provided in the Purchase Agreement, each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

  Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of this Note, the Borrower shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if (i) with such request, the Borrower shall have received either (A) an opinion of counsel, reasonably satisfactory to the Borrower in form, substance and scope, to the effect that any such legend may be removed from such certificate, or (B) satisfactory representations from the holder that such holder is eligible to sell immediately all of the Common Stock issuable upon conversion of the Note (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 (or a successor rule) or (ii) a registration statement under the Act covering such securities is in effect. Nothing in this Note shall (i) limit the Borrower's obligation under the Registration Rights Agreement, dated as of October 11, 1996, by and among the Company and the other signatories thereto (the "Registration Rights Agreement") or (ii) affect in any way the Holder's obligations to comply with applicable securities laws upon the resale of the securities referred to herein.

    2.6 Effect of Merger, Consolidation, etc.  If at anytime when this Note is
        -------------------------------------
  issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock then issuable upon conversion of this Note, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of this Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the exercise hereof. The Borrower shall not effect any transaction described in this Section 2.6 unless the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 2.6.

    2.7 Mandatory Conversion.  After the Initial Reset Date, so long as (i) no
        --------------------
  Event of Default (as defined in Article III below) shall have occurred and be continuing, (ii) the average of the closing bid prices for the Common Stock on the NASDAQ National Market or on the principal securities exchange or other securities market on which the Common Stock is then being traded, for the fifteen (15) consecutive Trading Days ending on the Trading Day immediately preceding the date on which the Mandatory Conversion Notice (as defined below) is sent to the Holder and is, on the Mandatory Conversion Date (as defined below), greater than or equal to 300% of the average of the closing bid prices for the Common Stock on the NASDAQ National Market or on the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five (5) consecutive Trading Days ending on the Trading Day immediately preceding the Issue Date and (iii) the Borrower has reserved a sufficient number of shares of its Common Stock to provide for the conversion in full of this Note, the Borrower shall have the right, exercisable on not less than thirty (30) days prior written notice to the Holder, to force the conversion of all or any part of the outstanding and unpaid principal amount of this Note (together with accrued and unpaid interest thereon) of not less than $250,000 principal amount in accordance with this Section 2.7. Any notice of mandatory conversion (a "Mandatory Conversion Notice") shall be sent by facsimile to the Holder at least thirty
  (30) days prior to the Scheduled Maturity Date at its registered address appearing on the records of the Borrower and shall state (i) that the Borrower is exercising its right to force the conversion of all or a portion of the principal amount of this Note, (ii) the principal amount to be so converted and (iii) the date of the Mandatory Conversion, which date shall be the Scheduled Maturity Date. On the date fixed for Mandatory Conversion (the "Mandatory Conversion Date"), the Note shall automatically convert into that number of shares of Common Stock as determined in accordance with Section 2.1 hereof and, upon the tender of this Note to the Borrower, the Borrower shall issue such number of shares of Common Stock to the Holder. If less than all of the outstanding principal amount is so converted, the unconverted principal balance of this Note, together with accrued and unpaid interest thereon, shall be payable to the Holder in accordance with the first paragraph of this Note. Notwithstanding anything to the contrary contained in this Section 2.7, the Holder shall at all times maintain the right to convert all or any part of this Note in accordance with this Article II and any amounts so converted after receipt of a Mandatory Conversion Notice and prior to the Mandatory Conversion Date set forth in such notice shall be deducted from the principal amount which is otherwise subject to Mandatory Conversion pursuant to such notice.

                                  ARTICLE III

                               EVENTS OF DEFAULT

        If any of the following events of default (each, an "Event of Default") shall occur:

    3.1 Failure to Pay Principal or Interest. The Borrower fails (i) to pay the
        ------------------------------------
  principal hereof when due, whether at maturity, upon acceleration or otherwise or (ii) to pay any installment of interest hereon when due and such failure continues for a period of five (5) business days after the Borrower shall have been notified thereof in writing by the Holder;

    3.2 Conversion. The Borrower fails to issue shares of Common Stock to the
        ----------
  Holder (i) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note or (ii) upon exercise by the Holder of any of the Warrants in accordance with the terms thereof, and any such failure shall continue uncured for ten (10) business days after the Borrower shall have been notified thereof in writing by the Holder; provided, however,
                                                             --------  -------
  that in the event that such failure has not been cured on or before the fifth business day after such notification, in addition to any other remedies available to the Holder, including actual damages and/or equitable relief, the Borrower shall pay to the Holder $500 in cash for each day that such breach continues beginning on the third business day after such notification until the tenth business day after such notification;

    3.3 Breach of Covenant. The Borrower breaches any material covenant or other
        ------------------
  material term or condition of this Note (other than as specifically provided in Sections 3.1 and 3.2 hereof), the Purchase Agreement, the Warrants, the Registration Rights Agreement or the Security Agreement executed by the Borrower in connection with the issuance of this Note (the "Security Agreement") and such breach continues for a period of ten (10) business days after written notice thereof to the Borrower from the Holder; provided,
                                                                --------
  however, that if such breach reasonably should have been discovered by the
  -------
  Borrower, the Borrower shall be obligated to cure such breach within three (3) business days after written notice thereof to the Borrower from the Holder; and, provided, further, that if such breach is discovered by the Borrower, the
       --------
  Borrower shall provide the Holder with written notice thereof within two (2) business days and shall cure such breach within ten (10) business days of the giving of such notice to the Holder;

    3.4 Breach of Representations and Warranties. Any representation or warranty
        ----------------------------------------
  of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement, the Registration Rights Agreement and the Security Agreement), shall be false or misleading in any material respect when made and the breach of which would have a material adverse effect on the Borrower or the prospects of the Borrower or a material adverse effect on the Holder or the rights of the Holder with respect to this Note or the shares of Common Stock issuable upon conversion of this Note and such breach continues for a period of ten (10) business days after written notice thereof to the Borrower from the Holder; provided, however, that if such breach reasonably should have been discovered
  --------  -------
  by the Borrower, the Borrower shall be obligated to cure such breach within three (3) business days after written notice thereof to the Borrower from the Holder; and, provided, further, that if such breach is discovered by the
               --------
  Borrower, the Borrower shall provide the Holder with written notice thereof within two (2) business days and shall cure such breach within ten (10) business days of the giving of such notice to the Holder;

    3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower
        -------------------
  shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed;

    3.6 Judgments.  Except as described in the Schedules to the Purchase
        ----------
  Agreement, any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld;

    3.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation
        -----------
  proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower;

    3.8 Material Adverse Change.  Any material adverse change in the financial
        -----------------------
  condition or business of the Borrower, or any material adverse change in Borrower's business plans and/or operations, as determined by the Holders in their reasonable discretion (in determining whether a material adverse change has occurred, the Holder acknowledges that the Borrower will require significant capital in the future in order to continue its operations);

    3.9 Material Loss or Theft.  Material loss or theft, substantial damage or
        ----------------------
  destruction or unauthorized sale or encumbrance of any material portion of the Collateral (as defined in Article IV hereof) in excess of reasonably expected recoveries under insurance policies, or the making of any levy on, or seizure or attachment of or entry of a judgment against a material portion of the Collateral; or

    3.10  Reports.  A material omission or misstatement in any of the Debtor's
          -------
  previously or hereafter filed reports pursuant to the requirements of the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder.

  Then, upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1, 3.2, 3.3, 3.4, 3.6, 3.8, 3.9 or 3.10 hereof, at the option of the Holder hereof, and upon the occurrence of any event of default specified in Sections 3.5 or 3.7 hereof, the Borrower shall pay to the Holder, in satisfaction of its obligation to pay the outstanding principal amount of this Note and accrued and unpaid interest thereon, an amount equal to the sum of (i) the product of (x) the then outstanding principal amount of this Note multiplied by (y) 110% plus (ii) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the "Default Amount") and such Default Amount, together with all other ancillary amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

    If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default, to require the Borrower, upon written notice, to immediately issue (in accordance with the terms of Article II hereof), in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

                                   ARTICLE IV

                      RESTRICTIONS ON ISSUANCES TO HOLDER

    Notwithstanding any provision to the contrary set forth herein, in the Other Notes or in the Registration Rights Agreement, the Borrower shall not be required to issue shares of Common Stock pursuant to any provision of this Note, the Other Notes or the Registration Rights Agreement (a "New Issuance") to the extent that the sum of (1) the aggregate number of shares of Common Stock issued by the Borrower pursuant to this Note, the Other Notes and the Registration Rights Agreement prior to such New Issuance, plus (2) the number of shares of Common Stock which are the subject of the New Issuance (such sum being referred to herein as the "Aggregate Share Amount") would be greater than 2,211,648 shares of Common Stock (or such greater number of shares as may be permitted pursuant to Section 6(i)(1)(d) of Part III to Schedule D of the NASD By-Laws as in effect from time to time hereafter) (the "Maximum Share Amount"); provided, however, that the Maximum Share Amount shall be increased
            --------  -------
  to the extent that the number of shares issuable upon the exercise of the Extension Warrants (as defined in the Purchase Agreement), if any, is less than 150,000 shares. If, but for the provisions of this Article IV, the aggregate number of shares of Common Stock issued by the Borrower pursuant to this Note, the Other Notes and the Registration Rights Agreement would have exceeded the Maximum Share Amount, the Borrower shall pay to the Holder an amount (the "Excess Amount") in cash equal to 120% of the dollar value (as determined in accordance with Section 1.1, 1.2, 2.1, 2.7 or Article III hereof or Section 2(c) of the Registration Rights Agreement, as applicable) of the difference between (1) the Aggregate Share Amount and (2) the Maximum Share Amount. The Excess Amount shall be paid by the Borrower on the earlier of the closing of an underwritten public offering for the securities of the Borrower and the date that the principal amount of this Note is paid, whether at maturity or upon acceleration or by prepayment or otherwise.

                                   ARTICLE V

                                   COLLATERAL

    This Note is secured by a security interest in certain of Borrower's now owned or hereafter acquired assets, all as more particularly described in the Security Agreement and the Exhibits thereto (the "Collateral").

                                   ARTICLE VI

                                   EXTENSION

    6.1 Extension at Option of Borrower.  Upon thirty (30) days prior written
        -------------------------------
  notice to the Holder, the Borrower may extend the term of this Note for one hundred and twenty (120) days beyond the Scheduled Maturity Date. As consideration for such extension, the Borrower shall issue to the Holder Warrants (as defined and in the form as set forth in the Purchase Agreement) to acquire a number of shares of Common Stock equal to 15% of the principal amount of this Note outstanding plus all accrued and unpaid interest thereon as of the date of extension (i.e., Warrants to acquire 15,000 shares of Common
                               ----
  Stock for each $100,000 in aggregate principal amount of this Note outstanding).

    6.2 Extension at Option of Holder.  If Borrower extends the term of this
        -----------------------------
  Note pursuant to the terms of Section 6.1 above, the Holder may, at the expiration of such extended term, extend the term of this Note for an additional one hundred and eighty (180) days by providing written notice thereof to the Borrower not less than ten (10) days prior to the expiration of such extended term.

                                  ARTICLE VII

                                 MISCELLANEOUS

    7.1 Failure or Indulgency Not Waiver. No failure or delay on the part of the
        --------------------------------
  Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

    7.2 Notices. Any notice herein required or permitted to be given shall be in
        -------
  writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or five (5) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217; Facsimile Number: (503) 283-4058. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

    7.3 Amendment Provision.  This Note and any provision hereof may only be
        -------------------
  amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

    7.4 Assignability. This Note shall be binding upon the Borrower and its
        --------------
  successors and assigns and shall inure to the benefit of the Holder and its successors and assigns; provided, however, that so long as no Event of Default
                          --------  -------
  has occurred, this Note shall only be transferable in whole or in increments of $25,000 to "Accredited Investors" (as defined in Rule 501(a) under the
  Act); and, provided further, that any transfer of this Note is subject to the
             --------
  provisions of Section 4(k) of the Purchase Agreement.

    7.5 Cost of Collection.  If default is made in the payment of this Note, the
        ------------------
  Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

    7.6 Governing Law. This Note shall be governed by the internal laws of the
        -------------
  State of Delaware, without regard to conflicts of laws principles.   The
  parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in the City and County of Philadelphia in the Commonwealth of Pennsylvania with respect to any dispute arising under this Note.

    7.7 Damages Shares.  The shares of Common Stock that may be issuable to the
        --------------
  Holder pursuant to Article III hereof and pursuant to Section 2(c) of the Registration Rights Agreement ("Damages Shares") shall be treated as Common Stock issuable upon conversion of this Note for all purposes hereof and shall be subject to all of the limitations and afforded all of the rights of the other shares of Common Stock issuable hereunder, including, without limitation, the right to be included in the Registration Statement filed pursuant to the Registration Rights Agreement. For purposes of calculating interest payable on the outstanding principal amount hereof, amounts convertible into Damages Shares ("Damages Amounts") shall not bear interest but must be converted prior to the conversion of any outstanding principal amount hereof, until the outstanding Damages Amount is zero.

    7.8 Denominations.  At the request of the Holder, upon surrender of this
        -------------
  Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $25,000 as the Holder shall request.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this 11th day of October, 1996.


                             OXIS INTERNATIONAL, INC.


                             By:_______________________________
                                Name:
                                Title:

                                                                       EXHIBIT 1
                                                                       ---------
                              NOTICE OF CONVERSION
                          OF SECURED CONVERTIBLE NOTE



  TO:  [______________________]


    (1) Pursuant to the terms of the attached Secured Convertible Term Note (the "Note"), the undersigned hereby irrevocably elects to convert $_______________principal amount of the Note into shares of Common Stock of Oxis International, Inc., a Delaware corporation (the "Borrower"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

    (2) Please issue a certificate or certificates for the number of shares of Common Stock into which such principal amount of the Note is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


   ----------------------------   -----------------------------
   Name                           Name

   ----------------------------   -----------------------------
   Address                        Address

   ----------------------------   -----------------------------
   SS or Tax ID Number            SS or Tax ID Number

    (3) In the event of partial exercise, please reissue an appropriate Note(s) for the principal balance which shall not have been converted.

    (4) If the shares of Common Stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a present view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such securities, in each case, other than pursuant to a registration statement under the Act and (ii) the undersigned is an "Accredited Investor" as defined in Regulation D under the Act. The undersigned further agrees that
  (A) such securities shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Borrower first shall have been furnished with either (x) an opinion of legal counsel (in form, substance and scope reasonably satisfactory to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (y) satisfactory representations from the undersigned that the undersigned may immediately sell all of such securities (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 under the Act (or a successor thereto) and (B) the Borrower may place a legend on the certificate(s) for such securities to that effect and place a stop transfer restriction in its records relating to such securities. Nothing in this Notice of Conversion shall limit the Borrower's obligations under the Registration Rights Agreement and the Purchase Agreement.



  Date
       -----------------------      ---------------------------------------
                                    Signature of Registered Holder
                                    (must be signed exactly as name appears in the Note. The signature must be guaranteed by a member firm of the New York Stock
                                    Exchange or the National Association of
                                    Securities Dealers or by a commercial bank or trust having an office in the United
                                    States)